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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                        ------------------------------

                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                   the Securities and Exchange Act of 1934

              Date of Report: (Date of earliest event reported):
                       August 31, 2001 (August 30, 2001)


                         BLUE DOLPHIN ENERGY COMPANY
            (Exact name of registrant as specified in its charter)



        DELAWARE                    0-15905                     73-1268729
(State of Incorporation)   (Commission File Number)           (IRS Employer
                                                            Identification No.)



                            801 TRAVIS, SUITE 2100
                             HOUSTON, TEXAS 77002
            (Address of Registrant's principal executive offices)

                                (713) 227-7660
             (Registrant's telephone number, including area code)



                               (NOT APPLICABLE)
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

    On August 31, 2001, Blue Dolphin Energy Company (the "Company"),
American Resources Offshore, Inc. ("ARO") and BDCO Merger Sub, Inc. a wholly owned subsidiary of the Company (the "Merger Subsidiary"), announced that they have entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Merger Subsidiary will merge with and into ARO and the holders, other than the Company, of ARO's shares of common stock, par value $0.00001 per share (the "Common Stock"), and Series 1993 Preferred Stock, par value $12.00 per share (the "Preferred Stock"), will receive approximately 326,000 and 1,200 shares of the Company's common stock, par value $0.01 per share, respectively. The merger requires the approval of (i) a majority of ARO's outstanding Common Stock and Preferred Stock, voting together as a class; and (ii) a majority of ARO's outstanding Preferred Stock voting separately as a class. The Company, the beneficial owner, as of August 30, 2001, of approximately 77% of the issued and outstanding shares of Common Stock intends to vote its shares in favor of the Merger Agreement.

    ARO's board of directors unanimously approved the transaction and its submission to stockholders following a determination by a special committee of the board, composed of individuals who are not directors or officers of the Company, that the merger is fair and in the best interest of ARO's minority shareholders. The merger is subject to customary closing conditions.

    Copies of the Merger Agreement and the press release issued by the Company announcing the execution of the Merger Agreement are being filed as Exhibits 2.1 and 99.1 to this Form 8-K and are incorporated by reference in their entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS

              2.1 Agreement and Plan of Merger among Blue Dolphin Energy Company, BDCO Merger Sub, Inc. and American Resources Offshore, Inc. dated as of August 30, 2001

              99.1  Press Release





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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    August 31, 2001


                                       BLUE DOLPHIN ENERGY COMPANY

                                        /s/ G. Brian Lloyd
                                       -----------------------------------------
                                       G. Brian Lloyd
                                       Vice President, Treasurer








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                                INDEX TO EXHIBITS

EXHIBIT        DESCRIPTION OF EXHIBIT
 2.1           Agreement and Plan of Merger among Blue Dolphin Energy Company,
               BDCO Merger Sub, Inc. and American Resources Offshore, Inc.
               dated as of August 30, 2001

99.1           Press Release






















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